                                                                     EXHIBIT 4.4

                               BIOVEX GROUP, INC.

                                 BIOVEX LIMITED

                                       AND

                       THE SHAREHOLDERS OF BIOVEX LIMITED

                             SHARE CONTRIBUTION AND
                               EXCHANGE AGREEMENT

    for the acquisition of the entire issued share capital of BioVex Limited

                                 August 30, 2005

THIS AGREEMENT is made as of August 30, 2005

BETWEEN:-

(1)  BIOVEX GROUP, INC., a Delaware corporation (the "NEW PARENT");

(2) BIOVEX LIMITED, a private company limited by shares incorporated in England and Wales (registered number 3480520), whose registered office is at 70 Milton Park, Abingdon, Oxfordshire, OX14 4RX ("SUBSIDIARY"); and

(3) THE SHAREHOLDERS OF BIOVEX LIMITED whose names and addresses are set out in column 1 of Schedule 1 hereto (each, a "SHAREHOLDER" and together, the "SHAREHOLDERS").

WHEREAS:

(A) The Shareholders together are the legal and beneficial owners of 100% of the issued share capital in the Subsidiary (the "SUBSIDIARY SHARES") as is detailed in column 2 of Schedule 1 hereto; and

(B) Each of the Shareholders has agreed to sell and the New Parent has agreed to purchase the Subsidiary Shares on the terms and conditions set out in this Agreement (the "EXCHANGE").

NOW IT IS AGREED as follows:-

1.   SALE AND PURCHASE

1.1 The Shareholders shall sell and the New Parent shall purchase the Subsidiary Shares for the consideration specified in clause 2 below.

1.2 The Subsidiary Shares are sold with full title guarantee and free from any option, charge, lien, equity, encumbrance, rights of pre-emption or any other third party rights and together with all rights attached to them at the date of this Agreement or subsequently becoming attached to them. Immediately following the sale of the Subsidiary Shares contemplated hereby, the outstanding capitalisation of the New Parent will consist solely of the Consideration Shares (as defined below), the certificate of incorporation of the New Parent will be in the form attached hereto as Exhibit A, and each Shareholder shall become a party to a Stockholders' Agreement in the form attached hereto as Exhibit B.

2.   CONSIDERATION

     The consideration for the purchase of the Subsidiary Shares shall be satisfied on Completion by the issue of such number of shares of Common Stock, par value $0.0001 per share; Series A Preferred Stock, par value $0.0001 per share; Series B Preferred Stock, par value $0.0001 per share; Series C Preferred Stock, par value

     $0.0001 per share; Series D Preferred Stock, par value $0.0001 per share; and Series M Preferred Stock, par value $0.0001 per share; as is set out in column 3 opposite each Shareholder's respective name in Schedule 1 hereto (the "CONSIDERATION SHARES").

     Such Consideration Shares shall be issued in respect of the number of Ordinary Shares, 'A' Ordinary Shares, 'B' Ordinary Shares, 'C' Ordinary Shares and 'D' Ordinary Shares, together with the aggregate number of Deferred Shares, if any, held by each Shareholder, as indicated in column 2 of Schedule 1 hereto.

     For the avoidance of doubt, shares of Series M Preferred Stock shall be issued to Merlin General Partner Limited ("MERLIN") as the Consideration Shares in respect of the Ordinary Shares held by Merlin in order to give continuing effect to the liquidation preference Merlin enjoys in respect of such Ordinary Shares.

3.   COMPLETION

3.1 Completion shall take place forthwith upon the signing of this Agreement by all the parties hereto at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 10 Noble Street, London EC2V 7QJ, England.

3.2 At Completion the Shareholders shall deliver or cause to be delivered to the New Parent duly executed transfers of the Subsidiary Shares together with the share certificates for them or, where the share certificates have been lost or are otherwise unobtainable, an indemnity in a form satisfactory to the New Parent.

3.3 Where facsimile copies of this Agreement or duly executed transfers of the Subsidiary Shares have been received by the New Parent, the relevant Shareholder or Shareholders warrant(s) and represent(s) that the originals of such documents have been sent by courier or registered post (or the equivalent) to the New Parent c/o Wilmer Cutler Pickering Hale and Dorr LLP, 10 Noble Street, London EC2V 7QJ, England, marked for the attention of Timothy Corbett.

3.4 Prior to Completion, the directors of Subsidiary shall have resolved to approve the transfers of the Subsidiary Shares and (subject to them being duly stamped) the registration of the New Parent as member in respect of the Subsidiary Shares.

4.   WARRANTIES

4.1 Each of the parties warrants and represents to the other that it has the full power and authority to enter into this Agreement and that this Agreement has been duly authorised, executed and delivered by it or on its behalf.

4.2 Each of the Shareholders severally warrants and represents to the New Parent that:

     (a) he is the owner of the Subsidiary Shares set forth opposite his respective name in Schedule 1 hereto and, except for such Subsidiary Shares as are identified on Schedule 1 hereto, he does not own any shares of Subsidiary or (save for any ordinary shares issuable upon the conversion of such Subsidiary Shares that are convertible into ordinary shares) have the right to purchase or acquire any shares of Subsidiary through any subscription, warrant, option, convertible security or other right (contingent or otherwise) (other than pursuant to options granted under the Subsidiary's employee share option schemes which are listed on Schedule 2 hereto and which will be converted into options to purchase Common Stock of the New Parent as described in Section 7 hereof);

     (b) he will at Completion have the right and power to sell and transfer or procure the transfer of all of such Subsidiary Shares to the New Parent in accordance with the provisions of this Agreement, free and clear of any liens, claims or other encumbrances; and

     (c) execution and performance of the provisions of this Agreement will effect the transfer of good and marketable title to and the full legal and beneficial ownership in such Subsidiary Shares, free and clear of any liens, claims or other encumbrances.

4.3 Each of the Shareholders waives all restrictions on transfer (including pre-emption rights) and any procedural requirements not specifically provided for herein which may exist in relation to the sale of the Subsidiary Shares contemplated hereby under the articles of association of Subsidiary, any subscription or investment agreement relating to Subsidiary or otherwise.

4.4 The Subsidiary covenants to the New Parent that the Subsidiary Shares constitute the whole of the allotted and issued share capital of Subsidiary.

5.   INVESTMENT WARRANTIES

5.1 Each Shareholder severally warrants that he: (i) is an "ACCREDITED INVESTOR" within the meaning of Rule 501 of Regulation D of the U.S. Securities Act of 1933, as amended (the "SECURITIES ACT"); or (ii) is not a "U.S. PERSON" as such term is defined in Regulation S under the Securities Act ("REGULATION S"), and is not acquiring the securities for the account or benefit of any U.S. Person, and that he is obtaining the Consideration Shares in an "OFFSHORE TRANSACTION" (as such term is defined in Regulation S under the Securities Act) outside the United States, and that, to his knowledge, no "DIRECTED SELLING EFFORTS" (as such term is defined in Regulation S) in the United States have been made by the Company in connection with his acquisition of Consideration Shares.

5.2 Each Shareholder severally warrants that he is acquiring the Consideration Shares for his own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and such Shareholder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

5.3 Each Shareholder severally warrants that he is familiar with the New Parent and Subsidiary, their business and personnel; the officers of the New Parent and Subsidiary have made available to such Shareholder any and all information which he has requested and have answered to such Shareholder's satisfaction all inquiries made by such Shareholder with respect to the New Parent and the Exchange; and such Shareholder has sufficient knowledge and experience in finance and business that he is capable of evaluating the risks and merits of his investment in the New Parent and such Shareholder is financially able to bear the risks thereof.

5.4 Each Shareholder acknowledges and understands that (i) the Consideration Shares have not been registered under the Securities Act and are "RESTRICTED SECURITIES" within the meaning of Rule 144 under the Securities Act, (ii) the Consideration Shares cannot be sold, transferred or otherwise disposed of except in accordance with Regulation S, if applicable, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and hedging transactions involving the Consideration Shares may not be conducted unless in compliance with the Securities Act; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock of the New Parent, adequate information concerning the New Parent is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the U.S. Securities and Exchange Commission with respect to any stock of the New Parent and the New Parent has no obligation to register the Consideration Shares under the Securities Act. Consideration Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) they shall be sold pursuant to a valid exemption from the registration requirements of the Securities Act.

5.5 All certificates representing Consideration Shares shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under U.S. federal or state securities laws:

          "The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of except in accordance with the provisions of Regulation S under the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration, and hedging transactions involving the Shares represented by this Certificate may not be conducted unless in compliance with the Securities Act."

6.   TERMINATION OF SUBSIDIARY SHAREHOLDER AGREEMENTS

     Each party agrees that each of: (i) the investment agreement dated 3 October 2003 between Subsidiary and certain shareholders of Subsidiary (except for article 6 (Warranties and Indemnity) thereof); (ii) the subscription agreement dated 21 December 2004 between Subsidiary and certain shareholders of Subsidiary (except for article 5 (Warranties) thereof); (iii) the subscription agreement dated 26 May 2005 between Subsidiary and certain shareholders of Subsidiary (except for article 3 (Warranties) thereof); and (iv) the Management Rights Letter dated 3 October 2003 between Subsidiary and Merlin General Partner II Limited shall terminate in its entirety upon the signing of this Agreement, and each party irrevocably waives all rights and claims under each such agreement with effect from Completion, except for claims in respect of warranties as provided in each of the subscription agreements set forth above, upon and pursuant to the terms of the surviving articles thereof.

7.   SUBSIDIARY OPTIONS

7.1 As soon as reasonably practicable following Completion, the New Parent will extend an offer to each person identified on Schedule 2 hereto (each, an "OPTIONHOLDER") to exchange the option or options to purchase the number of Ordinary Shares in the Subsidiary set forth opposite such Optionholder's name on Schedule 2 hereto for an option or options to acquire an equal number of shares of Common Stock of the New Parent upon substantially equivalent terms (excluding terms which relate to the tax status of such options).

7.2 As soon as reasonably practicable following Completion, the New Parent, in its capacity as a shareholder of the Subsidiary, will amend the Articles of Association of the Subsidiary to provide that, immediately following any issue of Ordinary Shares of the Subsidiary (pursuant to the exercise of any employee option to purchase such shares) thereafter, the holder thereof will by virtue of such articles be obliged to transfer such Ordinary Shares of the Subsidiary to the New Parent in consideration for the issuance by the New Parent of an equal number of shares of Common Stock of the New Parent.

8.   MISCELLANEOUS

8.1 Each of the Shareholders confirms that he has no and will have no claims (whether statutory, contractual or otherwise) against the New Parent or Subsidiary or any of their subsidiaries (if any) for compensation, damages or otherwise in relation to the Subsidiary Shares, the Consideration Shares, any other ownership interest in the Subsidiary or the New Parent or this Agreement, and hereby waives any such claims that he may have.

8.2 In relation to its subject matter this Agreement represents the entire understanding and constitutes the whole agreement, and supersedes any previous agreement, between the parties and, save as provided in this Agreement, no party has relied on any representation made by any other party.

8.3 The Shareholders shall after completion execute all such deeds and documents and do all such things as the New Parent may reasonably require for perfecting the transactions intended to be effected under or pursuant to this Agreement and for vesting in the New Parent the full benefit of the Subsidiary Shares.

8.4 This Agreement may be executed in more than one counterpart (including facsimile copies), each of which shall be deemed to constitute an original, and shall become effective when one or more counterparts have been signed by all of the parties hereto and such a counterpart (so signed) has been delivered to each of the parties hereto.

8.5 This Agreement shall be governed by, and construed in accordance with, the laws of England and Wales and the parties hereby submit to the non-exclusive jurisdiction of the English courts.

8.6 The New Parent shall be liable for any stamp duty or stamp duty reserve tax arising as a result of this Agreement.

8.7 This Agreement may be amended, modified or supplemented and portions of it waived in writing by the New Parent, the Subsidiary and Shareholders holding not less than 70% of the Subsidiary Shares. Notwithstanding the foregoing, (a) no amendment, modification, supplement or waiver shall be binding against any Shareholder who has not consented in writing thereto unless such amendment, modification, supplement or waiver affects all Shareholders in the same fashion, and (b) the consent of the Shareholders shall not be required for any amendment to add additional Shareholders as parties to this Agreement or to adjust the share numbers set forth on Schedule A solely to reflect the issuance subsequent to the date hereof of additional Subsidiary Shares upon the exercise of options in the Subsidiary outstanding on the date hereof. Neither this Agreement nor any rights or obligations under this Agreement may be assigned by any party.

                                      *****

                                   SCHEDULE 1

                                  SHAREHOLDINGS

                                                        COLUMN 2
                                               NUMBER OF SUBSIDIARY SHARES
                        ------------------------------------------------------------------------
       COLUMN 1                        A           B          C          D
NAME AND ADDRESS OF     Ordinary    Ordinary    Ordinary   Ordinary   Ordinary       Deferred
SHAREHOLDER              Shares      Shares      Shares     Shares     Shares         Shares
---------------------   --------   ---------   ---------   --------   ---------   --------------
ABN Amro                                       2,655,835
Participaties B.V.
Gustav Mahlerlaan 10
1082 PP
Amsterdam

Avalon Ventures VI GP                            289,622
Fund LLC
4370 La Jolla Village
Drive
Suite 685
San Diego
CA 92122

Avalon Ventures VI LP                            975,061
4370 La Jolla Village
Drive
Suite 685
San Diego
CA 92122

Bionex Investment plc                190,437     252,937                           1,959,904,264
223a Kensington High
Street
London
W8 6SG

                                                      COLUMN 3
                                           NUMBER OF CONSIDERATION SHARES
                        -------------------------------------------------------------------
       COLUMN 1                    Series A    Series B    Series C    Series D    Series M
NAME AND ADDRESS OF      Common   Preferred   Preferred   Preferred   Preferred   Preferred
SHAREHOLDER              Stock      Stock       Stock       Stock       Stock       Stock
---------------------   -------   ---------   ---------   ---------   ---------   ---------
ABN Amro                                      2,655,835
Participaties B.V.
Gustav Mahlerlaan 10
1082 PP
Amsterdam

Avalon Ventures VI GP                           289,622
Fund LLC
4370 La Jolla Village
Drive
Suite 685
San Diego
CA 92122

Avalon Ventures VI LP                           975,061
4370 La Jolla Village
Drive
Suite 685
San Diego
CA 92122

Bionex Investment plc               190,437     252,937
223a Kensington High
Street
London
W8 6SG

                                                        COLUMN 2
                                               NUMBER OF SUBSIDIARY SHARES
                        ------------------------------------------------------------------------
       COLUMN 1                        A           B          C          D
NAME AND ADDRESS OF     Ordinary    Ordinary    Ordinary   Ordinary   Ordinary       Deferred
SHAREHOLDER              Shares      Shares      Shares     Shares     Shares         Shares
---------------------   --------   ---------   ---------   --------   ---------   --------------
Robert Stuart Coffin     237,500
Flat 4
43 Colville Gardens
London
W11 2BU

Credit Lyonnais                                1,264,683                210,515
Innovation 3 Fonds
Commun de Placement
dans L'Innovation
"CLI3"

Credit Lyonnais                                  843,122                860,256
Innovation 4 Fonds
Commun de Placement
dans L'Innovation
"CLI4"

Credit Lyonnais                                                         756,082
Innovation 5 Fonds
Commun de Placement
dans L'Innovation
"CLI5"

Credit Lyonnais                                  295,093                 49,120
Venture 1 Fonds
Commun de Placement a
Risques
"CLV1"

FCPI Poste Innovation                                                   575,819
10 rue de la Paix
75002 Paris
France

                                                      COLUMN 3
                                           NUMBER OF CONSIDERATION SHARES
                        -------------------------------------------------------------------
       COLUMN 1                    Series A    Series B    Series C    Series D    Series M
NAME AND ADDRESS OF      Common   Preferred   Preferred   Preferred   Preferred   Preferred
SHAREHOLDER              Stock      Stock       Stock       Stock       Stock       Stock
---------------------   -------   ---------   ---------   ---------   ---------   ---------
Robert Stuart Coffin    237,500
Flat 4
43 Colville Gardens
London
W11 2BU

Credit Lyonnais                               1,264,683                 210,515
Innovation 3 Fonds
Commun de Placement
dans L'Innovation
"CLI3"

Credit Lyonnais                                 843,122                 860,256
Innovation 4 Fonds
Commun de Placement
dans L'Innovation
"CLI4"

Credit Lyonnais                                                         756,082
Innovation 5 Fonds
Commun de Placement
dans L'Innovation
"CLI5"

Credit Lyonnais                                 295,093                  49,120
Venture 1 Fonds
Commun de Placement a
Risques
"CLV1"

FCPI Poste Innovation                                                   575,819
10 rue de la Paix
75002 Paris
France

                                                        COLUMN 2
                                               NUMBER OF SUBSIDIARY SHARES
                        ------------------------------------------------------------------------
       COLUMN 1                        A           B          C          D
NAME AND ADDRESS OF     Ordinary    Ordinary    Ordinary   Ordinary   Ordinary       Deferred
SHAREHOLDER              Shares      Shares      Shares     Shares     Shares         Shares
---------------------   --------   ---------   ---------   --------   ---------   --------------
FCPI Poste Innovation                                                 1,198,303
2
10 rue de la Paix
75002 Paris
France

FCPI Poste Innovation                                                 1,715,619
3
10 rue de la Paix
75002 Paris
France

FCPI Poste Innovation                                                 1,451,278
5
10 rue de la Paix
75002 Paris
France

FCPI Poste Innovation                                                   434,756
6
10 rue de la Paix
75002 Paris
France

Genechem Therapeutics              1,428,275   1,897,025                          14,699,281,975
Venture Fund LP
1001 de Maisonneuve
West
Suite 920
Montreal
Quebec
H3A 3C8

                                                      COLUMN 3
                                           NUMBER OF CONSIDERATION SHARES
                        -------------------------------------------------------------------
       COLUMN 1                    Series A    Series B    Series C    Series D    Series M
NAME AND ADDRESS OF      Common   Preferred   Preferred   Preferred   Preferred   Preferred
SHAREHOLDER              Stock      Stock       Stock       Stock       Stock       Stock
---------------------   -------   ---------   ---------   ---------   ---------   ---------
FCPI Poste Innovation                                                 1,198,303
2
10 rue de la Paix
75002 Paris
France

FCPI Poste Innovation                                                 1,715,619
3
10 rue de la Paix
75002 Paris
France

FCPI Poste Innovation                                                 1,451,278
5
10 rue de la Paix
75002 Paris
France

FCPI Poste Innovation                                                   434,756
6
10 rue de la Paix
75002 Paris
France

Genechem Therapeutics             1,428,275   1,897,025
Venture Fund LP
1001 de Maisonneuve
West
Suite 920
Montreal
Quebec
H3A 3C8

                                                        COLUMN 2
                                               NUMBER OF SUBSIDIARY SHARES
                        ------------------------------------------------------------------------
       COLUMN 1                        A           B          C          D
NAME AND ADDRESS OF     Ordinary    Ordinary    Ordinary   Ordinary   Ordinary       Deferred
SHAREHOLDER              Shares      Shares      Shares     Shares     Shares         Shares
---------------------   --------   ---------   ---------   --------   ---------   --------------
Dr John Gordon            25,000                  42,999
Bishop Oak
Jarn Way
Old Boars Hill
Oxford
OX1 5JF

Innoven 2001 FCPI No5                                                   180,123
10 rue de la Paix
75002 Paris
France

Innoven 2002 FCPI No6                                                    67,387
10 rue de la Paix
75002 Paris
France

Innoven 2003 FCPI No7                                                    67,789
10 rue de la Paix
75002 Paris
France

J Edward Sellars                     157,614
Nominees Ltd (a/c
Technomark
Co-investment Ltd
Partnership)
503 Worle Parkway
Worle
Weston-super-Mare
BS22 0WA

                                                      COLUMN 3
                                           NUMBER OF CONSIDERATION SHARES
                        -------------------------------------------------------------------
       COLUMN 1                    Series A    Series B    Series C    Series D    Series M
NAME AND ADDRESS OF      Common   Preferred   Preferred   Preferred   Preferred   Preferred
SHAREHOLDER              Stock      Stock       Stock       Stock       Stock       Stock
---------------------   -------   ---------   ---------   ---------   ---------   ---------
Dr John Gordon           25,000                  42,999
Bishop Oak
Jarn Way
Old Boars Hill
Oxford
OX1 5JF

Innoven 2001 FCPI No5                                                   180,123
10 rue de la Paix
75002 Paris
France

Innoven 2002 FCPI No6                                                    67,387
10 rue de la Paix
75002 Paris
France

Innoven 2003 FCPI No7                                                    67,789
10 rue de la Paix
75002 Paris
France

J Edward Sellars                   157,614
Nominees Ltd (a/c
Technomark
Co-investment Ltd
Partnership)
503 Worle Parkway
Worle
Weston-super-Mare
BS22 0WA

 COLUMN 1
NAME AND ADDRESS                          COLUMN 2
OF SHAREHOLDER                    NUMBER OF SUBSIDIARY SHARES
----------------  --------------------------------------------------------------------
                                 A          B          C          D
                   Ordinary   Ordinary   Ordinary   Ordinary  Ordinary     Deferred
                    Shares     Shares     Shares     Shares    Shares       Shares
                  ---------  ---------  ---------  ---------  --------  --------------
David Seymour       237,500
Latchman
9 Gresham
Gardens
London
NW11 8NX

Lion Capital                              126,468               21,051
Investissement
Fonds
Commun de
Placement a
Risques
"LCI FCPR"

Lloyds TSB                   1,667,946             2,149,961            19,601,097,004
Development
Capital Limited
45 Old Bond
Street
London
W1S 4QT

Lloyds TSB
Ventures                        39,403                63,234
Nominees Limited
(A/C LDC
Co-investment
plan 2001
"A")
45 Old Bond
Street
London
W1S 4QT

Lloyds TSB
Ventures                        39,403                63,234
Nominees Limited
(A/C LDC
Co-investment
plan 2001 "B")
45 Old Bond
Street
London
W1S 4QT

 COLUMN 1
NAME AND ADDRESS                         COLUMN 3
OF SHAREHOLDER         NUMBER OF CONSIDERATION SHARES
----------------  --------------------------------------------------------------
                            Series A   Series B   Series C   Series D  Series M
                   Common  Preferred  Preferred  Preferred  Preferred  Preferred
                    Stock    Stock      Stock      Stock      Stock      Stock
                  -------  ---------  ---------  ---------  ---------  ---------
David Seymour     237,500
Latchman
9 Gresham
Gardens
London
NW11 8NX

Lion Capital                            126,468                21,051
Investissement
Fonds
Commun de
Placement a
Risques
"LCI FCPR"

Lloyds TSB                 1,667,946             2,149,961
Development
Capital Limited
45 Old Bond
Street
London
W1S 4QT

Lloyds TSB
Ventures                      39,403                63,234
Nominees Limited
(A/C LDC
Co-investment
plan 2001
"A")
45 Old Bond
Street
London
W1S 4QT

Lloyds TSB
Ventures                      39,403                63,234
Nominees Limited
(A/C LDC
Co-investment
plan 2001 "B")
45 Old Bond
Street
London
W1S 4QT

 COLUMN 1
NAME AND ADDRESS                               COLUMN 2
OF SHAREHOLDER                        NUMBER OF SUBSIDIARY SHARES
----------------  --------------------------------------------------------------------
                                 A          B          C          D
                   Ordinary   Ordinary   Ordinary   Ordinary  Ordinary     Deferred
                    Shares     Shares     Shares     Shares    Shares       Shares
                  ---------  ---------  ---------  ---------  --------  --------------
Merlin Equity
Limited             225,000
33 King Street
St James's
London
SW1Y 6RJ

Merlin General               2,514,970  2,982,471                       25,883,165,669
Partner II Ltd
(as general
partner of
the Merlin
Biosciences
Fund LP)
La Motte
Chambers
St Helier Jersey
JE1 1BJ

Merlin General                 151,143    179,237                        1,555,494,017
Partner II Ltd
(as general
partner of
the Merlin
Biosciences
Fund GbR)
La Motte
Chambers
St Helier Jersey
JE1 1BJ

Merlin General    1,900,000    952,183                                   9,799,521,317
Partner Limited
La Motte
Chambers
St Helier Jersey
JE1 1BJ

Mr James Noble       25,000
20 Charlbury
Road
Oxford
OX2 6UU

 COLUMN 1
NAME AND ADDRESS                            COLUMN 3
OF SHAREHOLDER                    NUMBER OF CONSIDERATION SHARES
----------------  --------------------------------------------------------------
                            Series A   Series B   Series C   Series D  Series M
                   Common  Preferred  Preferred  Preferred  Preferred  Preferred
                    Stock    Stock      Stock      Stock      Stock      Stock
                  -------  ---------  ---------  ---------  ---------  ---------
Merlin Equity
Limited           225,000
33 King Street
St James's
London
SW1Y 6RJ

Merlin General             2,514,970  2,982,471
Partner II Ltd
(as general
partner of
the Merlin
Biosciences
Fund LP)
La Motte
Chambers
St Helier Jersey
JE1 1BJ

Merlin General               151,143    179,237
Partner II Ltd
(as general
partner of
the Merlin
Biosciences
Fund GbR)
La Motte
Chambers
St Helier Jersey
JE1 1BJ

Merlin General          0    952,183                                   1,900,000
Partner Limited
La Motte
Chambers
St Helier Jersey
JE1 1BJ

Mr James Noble     25,000
20 Charlbury
Road
Oxford
OX2 6UU

                                                          COLUMN 2
                                                NUMBER OF SUBSIDIARY SHARES
                        ---------------------------------------------------------------------------
       COLUMN 1                         A            B           C           D
NAME AND ADDRESS OF      Ordinary    Ordinary    Ordinary     Ordinary    Ordinary      Deferred
SHAREHOLDER               Shares      Shares      Shares       Shares      Shares        Shares
---------------------   ---------   ---------   ----------   ---------   ---------   --------------
Dr Timothy J Rink                                   63,234
41 Avenue Hector Otto
Apt 81
MC9800 Monaco

SEP II                                           3,017,994
17 Blythswood Square
Glasgow
G2 4AD

SEP II B                                           143,714
17 Blythswood Square
Glasgow
G2 4AD

Sitka Health Fund VCT      82,204                  739,840
Plc
23 Buckingham Gate
London
SW1E 6LB

Technomark                                                     252,937
Co-investment LP(1)
King House
5-11 Westbourne Grove
London
W2 4WA

                                                       COLUMN 3
                                            NUMBER OF CONSIDERATION SHARES
                        ----------------------------------------------------------------------
       COLUMN 1                      Series A    Series B     Series C    Series D    Series M
NAME AND ADDRESS OF       Common    Preferred   Preferred    Preferred   Preferred   Preferred
SHAREHOLDER               Stock       Stock        Stock       Stock       Stock       Stock
---------------------   ---------   ---------   ----------   ---------   ---------   ---------
Dr Timothy J Rink                                   63,234
41 Avenue Hector Otto
Apt 81
MC9800 Monaco

SEP II                                           3,017,994
17 Blythswood Square
Glasgow
G2 4AD

SEP II B                                           143,714
17 Blythswood Square
Glasgow
G2 4AD

Sitka Health Fund VCT      82,204                  739,840
Plc
23 Buckingham Gate
London
SW1E 6LB

Technomark                                                     252,937
Co-investment LP(1)
King House
5-11 Westbourne Grove
London
W2 4WA

----------
(1)  Via its nominee J. Edward Sellers Nominees Limited

                                                          COLUMN 2
                                                NUMBER OF SUBSIDIARY SHARES
                        ---------------------------------------------------------------------------
       COLUMN 1                         A            B           C           D
NAME AND ADDRESS OF      Ordinary    Ordinary    Ordinary     Ordinary    Ordinary      Deferred
SHAREHOLDER               Shares      Shares      Shares       Shares      Shares        Shares
---------------------   ---------   ---------   ----------   ---------   ---------   --------------
University College        475,000
London
Gower Street
London
WC1E 6BT

V-Sciences                            952,183    1,264,683                            9,799,521,317
Investments Pte Ltd
8 Shenton Way
#38-03 Temasek Tower
Singapore
068811

West KB -                           1,428,275    1,897,025                           14,699,281,975
Westdeutsche
Kapitalbeteiligungs-
gesellschaft mbH
Herzogstrasse 15
D-40217
Dusseldof
Germany
                        ---------   ---------   ----------   ---------   ---------   --------------
GRAND TOTAL:            3,207,204   9,521,832   18,931,043   2,529,366   7,588,098   97,997,267,538
                        =========   =========   ==========   =========   =========   ==============

                                                       COLUMN 3
                                            NUMBER OF CONSIDERATION SHARES
                        ----------------------------------------------------------------------
       COLUMN 1                      Series A    Series B     Series C    Series D    Series M
NAME AND ADDRESS OF       Common    Preferred   Preferred    Preferred   Preferred   Preferred
SHAREHOLDER               Stock       Stock        Stock       Stock       Stock       Stock
---------------------   ---------   ---------   ----------   ---------   ---------   ---------
University College        475,000
London
Gower Street
London
WC1E 6BT

V-Sciences                            952,183    1,264,683
Investments Pte Ltd
8 Shenton Way
#38-03 Temasek Tower
Singapore
068811

West KB -                           1,428,275    1,897,025
Westdeutsche
Kapitalbeteiligungs-
gesellschaft mbH
Herzogstrasse 15
D-40217
Dusseldof
Germany
                        ---------   ---------   ----------   ---------   ---------   ---------
GRAND TOTAL:            1,307,204   9,521,832   1,8931,043   2,529,366   7,588,098   1,900,000
                        =========   =========   ==========   =========   =========   =========

                                   SCHEDULE 2

                                     OPTIONS

                                   NUMBER OF SHARES
                                   OF COMMON STOCK
SURNAME              FIRST NAME   UNDERLYING OPTION
-------              ----------   -----------------
Amir                                     12,000
Anesti               Mariane             20,000
Assenberg            Magdalena           30,000
Beynon               Gareth           1,200,000
Brannan (Murray)     Helan               20,000
Brown                Jason               35,000
Brown                Alice               20,000
Bullock              Paul                80,000
Coffin               Robert           1,200,000
Davis (King)         Natalie             30,000
Davy                 Stephen             12,000
English              Christie            30,000
Evans                Victoria            10,000
Gordon               John                47,400
Groves               Natasha             30,000
Hogg                 Stuart              12,000
Justin               John                30,000
Kundra               Saptal              20,000
Liu                  Binlei              50,000
Love                 Colin              800,000
Martins              Sonia               12,000
Mason                Joanne              30,000
McGrath              Yvonne              35,000
McIntyre             Sarah                2,500
Metson               Neil                20,000
Mills                Tony               200,000
Nicholson            Paul                47,400
Pheasey              Nigel               30,000
Price                Toby                35,000
Reay                 Philip              90,000
Rink                 Tim                 47,400
Roddis               Mathew              20,000
Rust                 Mark                12,000
Shorrock             Claire              35,000
Simpson              Guy                 30,000
Sims                 Ruth                30,000
Sun                  Mei-Yi              35,000
Thomas               Suzanne             90,000
Thornton             Mark                80,000
Wakeling             Madeline            30,000
Wang                 Yibing              20,000

                                   NUMBER OF SHARES
                                   OF COMMON STOCK
SURNAME              FIRST NAME   UNDERLYING OPTION
-------              ----------   -----------------
Wilcox               Sue                 25,000
Williamson           Ian                 30,000
Woodhouse (Harris)   Julie               25,000
Ziquin               Han                 30,000
                                      ---------
TOTAL:                                4,729,700
                                      =========

EXECUTED as a deed on the date set out above.


                                        /s/ [signature illegible]
                                        ----------------------------------------


                                        /s/ [signature illegible]
                                        ----------------------------------------


                                        /s/ [signature illegible]
                                        ----------------------------------------


                                        /s/ H.A. Slootweg, Director
                                        ----------------------------------------

Signed for and on behalf of
ABN AMRO PARTICIPATIES B.V.


                                        /s/ Kevin J. Kinsella
                                        ----------------------------------------


Signed for and on behalf of
AVALON VENTURES VI LP by its
general partner AVALON VENTURES
VI GP FUND LLC


                                        /s/ Kevin J. Kinsella
                                        ----------------------------------------


Signed for and on behalf of
AVALON VENTURES VI GP FUND
LLC


                                        /s/ Chris Roberts
                                        ----------------------------------------


Signed for and on behalf of
BIONEX INVESTMENT PLC


                                        /s/ Philip Astley-Sparke
                                        ----------------------------------------


Signed for and on behalf of
BIOVEX GROUP, INC.


                                        /s/ Philip Astley-Sparke
                                        ----------------------------------------


Signed for and on behalf of
BIOVEX LIMITED


                                        /s/ [signature illegible]
                                        ----------------------------------------


Signed by
ROBERT STUART COFFIN

                                        /s/ [signature illegible]
                                        ----------------------------------------


Signed for and on behalf of
CREDIT LYONNAIS INNOVATION
3 FONDS COMMUN DE
PLACEMENT DANS
L'INNOVATION


                                        /s/ [signature illegible]
                                        ----------------------------------------


Signed for and on behalf of
CREDIT LYONNAIS INNOVATION
4 FONDS COMMUN DE
PLACEMENT DANS
L'INNOVATION


                                        /s/ [signature illegible]
                                        ----------------------------------------


Signed for and on behalf of
CREDIT LYONNAIS INNOVATION
5 FONDS COMMUN DE
PLACEMENT DANS
L'INNOVATION


                                        /s/ [signature illegible]
                                        ----------------------------------------


Signed for and on behalf of
CREDIT LYONNAIS VENTURE 1
FONDS COMMUN DE PLACEMENT
A RISQUES


                                        /s/ Paul Toon
                                        ----------------------------------------


FCPI POSTE INNOVATION
represented by its management company
INNOVEN PARTENAIRES SA itself
represented by Mr Paul Toon duly
authorised


                                        /s/ Paul Toon
                                        ----------------------------------------


FCPI POSTE INNOVATION 2
represented by its management company
INNOVEN PARTENAIRES SA itself
represented by Mr Paul Toon duly
authorised

                                        /s/ Paul Toon
                                        ----------------------------------------


FCPI POSTE INNOVATION 3
represented by its management company
INNOVEN PARTENAIRES SA itself
represented by Mr Paul Toon duly
authorised


                                        /s/ Paul Toon
                                        ----------------------------------------


FCPI POSTE INNOVATION 5
represented by its management company
INNOVEN PARTENAIRES SA itself
represented by Mr Paul Toon duly
authorised


                                        /s/ Paul Toon
                                        ----------------------------------------


FCPI POSTE INNOVATION 6
represented by its management company
INNOVEN PARTENAIRES SA itself
represented by Mr Paul Toon duly
authorised


                                        /s/ [signature illegible]
                                        ----------------------------------------


Signed for and on behalf of
GENECHEM THERAPEUTICS VENTURE FUND
L.P. on behalf of its General Partner
GENECHEM THERAPEUTICS INC.


                                        /s/ John Laurie Gordon
                                        ----------------------------------------


Signed by
JOHN LAURIE GORDON


                                        /s/ Paul Toon
                                        ----------------------------------------


INNOVEN 2001 FCPI No 5
represented by its management company
INNOVEN PARTENAIRES SA itself
represented by Mr Paul Toon duly
authorised

                                        /s/ Paul Toon
                                        ----------------------------------------


INNOVEN 2002 FCPI No 6
represented by its management company
INNOVEN PARTENAIRES SA itself
represented by Mr Paul Toon duly
authorised


                                        /s/ Paul Toon
                                        ----------------------------------------


INNOVEN 2003 FCPI No 7
represented by its management company
INNOVEN PARTENAIRES SA itself
represented by Mr Paul Toon duly
authorised


                                        /s/ D.E. Babbington
                                        ----------------------------------------


Signed for and on behalf of
J EDWARD SELLARS NOMINEES LTD by its
attorney TECHNOMARK CONSULTING
SERVICES LIMITED


                                        /s/ D.S. Latchman
                                        ----------------------------------------


Signed by
DAVID SEYMOUR LATCHMAN


                                        /s/ [signature illegible]
                                        ----------------------------------------


Signed for and on behalf of
LION CAPITAL INVESTISSEMENT FONDS
COMMUN DE PLACEMENT A RISQUES


                                        /s/ Stewart Licudi
                                        ----------------------------------------

Signed for and on behalf of
LLOYDS TSB DEVELOPMENT
CAPITAL LIMITED

                                        /s/ Stewart Licudi
                                        ----------------------------------------


Signed for and on behalf of
LDC CO-INVESTMENT PLAN 2001 'B'
acting by its general partner LLOYDS
TSB VENTURES GENERAL PARTNER LIMITED


                                        /s/ Stewart Licudi
                                        ----------------------------------------


Signed for and on behalf of
LDC CO-INVESTMENT PLAN 2001 'A'
acting by its general partner LLOYDS
TSB VENTURES GENERAL PARTNER LIMITED


                                        /s/ [signature illegible]
                                        ----------------------------------------


Signed for and on behalf of
MERLIN GENERAL PARTNER LIMITED as
general partner of THE MERLIN FUND
L.P.


                                        /s/ [signature illegible]
                                        ----------------------------------------


Signed for and on behalf of
MERLIN GENERAL PARTNER II LIMITED as
Managing Partner of THE MERLIN
BIOSCIENCES GBR


                                        /s/ [signature illegible]
                                        ----------------------------------------


Signed for and on behalf of
MERLIN EQUITY LIMITED


                                        /s/ [signature illegible]
                                        ----------------------------------------


Signed for and on behalf of
MERLIN GENERAL PARTNER II LIMITED as
General Partner of THE MERLIN
BIOSCIENCES FUND L.P.


                                        /s/ James Noble
                                        ----------------------------------------


Signed by
JAMES NOBLE

                                        /s/ Timothy James Rink
                                        ----------------------------------------

Signed by
TIMOTHY JAMES RINK


                                        /s/ Richard Sparrow
                                        ----------------------------------------


Signed for and on behalf of
SCOTTISH EQUITY PARTNERS LIMITED


                                        /s/ Richard Sparrow
                                        ----------------------------------------


Signed for and on behalf of
SEP II acting by its manager SCOTTISH
EQUITY PARTNERS LIMITED


                                        /s/ Richard Sparrow
                                        ----------------------------------------


Signed for and on behalf of
SEP II B acting by its manager
SCOTTISH EQUITY PARTNERS LIMITED


                                        /s/ Louis Nisbet
                                        ----------------------------------------


Signed for and on behalf of
SITKA HEALTH FUND VCT PLC


                                        ----------------------------------------


Signed for and on behalf of
TECHNOMARK CO-INVESTMENT L.P.


                                        /s/ [signature illegible]
                                        ----------------------------------------


Signed for and on behalf of
UNIVERSITY COLLEGE LONDON


                                        /s/ [signature illegible], Director
                                        ----------------------------------------


                                        /s/ [signature illegible],
                                        Company Sec'ty
                                        ----------------------------------------


Signed for and on behalf of
V-SCIENCES INVESTMENTS PTE LTD

                                        /s/ [signature illegible]
                                        ----------------------------------------

Signed for and on behalf of
WEST KB - WESTDEUTSCHE
KAPITALBETEILIGUNGS-GESELLSCHAFT MBH